UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

Vantiv, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35462 (Commission File Number)	26-4532998 (IRS Employer Identification No.)

8500 Governor's Hill Drive Symmes Township, Ohio 45249 (Address of principal executive offices, including zip code)

(513) 900-5250 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On April 26, 2016, Vantiv, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
Also on April 26, 2016, the Company issued a press release announcing certain executive leadership appointments at the Company. A copy of the press release is furnished as Exhibit 99.2 to this current report and is incorporated herein by reference.
The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release - Earnings dated April 26, 2016
99.2	Press Release - Executive Appointments dated April 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

April 26, 2016	By:	/s/ NELSON F. GREENE
		Name:	Nelson F. Greene
		Title:	Chief Legal and Corporate Services Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release - Earnings dated April 26, 2016
99.2	Press Release - Executive Appointments dated April 26, 2016

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